UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: August 9, 2002

THE DIAL CORPORATION
 (Exact Name of Registrant as Specified in its Charter)

DELAWARE	51-0374887
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)
15501 NORTH DIAL BOULEVARD	85260-1619
SCOTTSDALE, ARIZONA	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code (480) 754-3425

Item 7. Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURE
Exhibit Index
EX-99.1
EX-99.2
EX-99.3

Item 7.     Exhibits.

     (e)     Exhibits

               99.1     Statement Under Oath of Principal Executive Officer dated August 9, 2002

               99.2     Statement Under Oath of Principal Financial Officer dated August 9, 2002

               99.3     Press Release dated August 9, 2002

Item 9.     Regulation FD Disclosure.

     On August 9, 2002, each of the Principal Executive Officer, Herbert M. Baum, and Principal Financial Officer, Conrad A. Conrad, of The Dial Corporation submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460. Copies of these statements are attached hereto as exhibits 99.1. and 99.2. A copy of the related press release is attached as exhibit 99.3.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Dial Corporation
August 9, 2002

/s/ Christopher J. Littlefield

Christopher J. Littlefield
Senior Vice President and General Counsel

Exhibit Index

Exhibit Number	Description
99.1	Statement Under Oath of Principal Executive Officer dated August 9, 2002.

99.2	Statement Under Oath of Principal Financial Officer dated August 9, 2002.

99.3	Press Release dated August 9, 2002.